Exhibit 10

                            STOCK PURCHASE AGREEMENT

                                  by and among

                               CEMAS CORPORATION,
                                LA PLATA I, INC.,
                        PSEG AMERICAS OPERATING COMPANY,
                               PSEG AMERICAS INC.,
                               PSEG AMERICAS LTD.,

                                       and

                         PSEG CAYMAN AMERICAS V COMPANY
                                  (as Sellers)

                                       and

                        AES ARGENTINA INVESTMENTS, LTD.,

                                       and

                               LA PLATA III, INC.
                                   (as Buyers)
                                       and
                          AES ARGENTINA OPERATIONS LTD.

                           Dated as of August 24, 2001

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1

                                  DEFINED TERMS

1.1      DEFINED TERMS.........................................................1
1.2      REFERENCES AND TITLES.................................................1

                                    ARTICLE 2

                       SALE AND PURCHASE OF THE INTERESTS

2.1      AGREEMENT TO SELL AND BUY.............................................2
2.2      PURCHASE PRICE........................................................2
2.3      FIRST CLOSING.........................................................2
2.4      ACTIONS TO OCCUR AT FIRST CLOSING.....................................3
2.5      SECOND CLOSING........................................................5
2.6      ACTIONS TO OCCUR AT SECOND CLOSING....................................6

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

3.1      REPRESENTATIONS AND WARRANTIES OF THE SELLERS.........................7
3.2      REPRESENTATIONS AND WARRANTIES OF THE BUYERS..........................9
3.3      REPRESENTATIONS AND WARRANTIES OF AES OPERATIONS.....................10

                                    ARTICLE 4

                      ADDITIONAL AGREEMENTS OF THE SELLERS

4.1      REASONABLE EFFORTS; DUTY TO COOPERATE................................11
4.2      ANTITRUST FILING.....................................................12
4.3      ADDITIONAL INTERESTS.................................................12
4.4      TERMINATION OF CERTAIN AGREEMENTS....................................12
4.5      CERTAIN DIVIDENDS AND OTHER DISTRIBUTIONS............................12

                                    ARTICLE 5

                       ADDITIONAL AGREEMENTS OF THE BUYERS

5.1      REASONABLE EFFORTS; DUTY TO COOPERATE................................12
5.2      SURETY BONDS, LETTERS OF CREDIT, GUARANTEES, ETC.....................13
5.3      DIRECTORS' AND OFFICERS' INDEMNIFICATION.............................13

5.4      CORPORATE REORGANIZATION.............................................14
5.5      PAYMENT OF AMOUNTS OWED TO THE SELLERS...............................14
5.6      POST-FIRST CLOSING PAYMENT...........................................14
5.7      TRANSFER OF OPERATORSHIP.............................................14
5.8      SHAREHOLDERS' AND QUOTAHOLDERS MEETINGS; AMENDMENT OF BY-LAWS........14
5.9      ANTITRUST FILING.....................................................14
5.10     TERMINATION OF CERTAIN AGREEMENTS....................................15

                                    ARTICLE 6

                      CONDITIONS PRECEDENT TO FIRST CLOSING

6.1      CONDITIONS TO EACH PARTY'S OBLIGATIONS...............................15
6.2      CONDITIONS TO OBLIGATIONS OF THE BUYERS..............................16
6.3      CONDITIONS TO OBLIGATIONS OF THE SELLERS.............................16

                                    ARTICLE 7

                     CONDITIONS PRECEDENT TO SECOND CLOSING

7.1      CONDITIONS TO OBLIGATIONS OF AES CAYMAN, CEMAS AND
          PSEG AMERICAS OPERATING.............................................17
7.2      CONDITIONS TO OBLIGATIONS OF AES CAYMAN..............................17
7.3      CONDITIONS TO OBLIGATIONS OF CEMAS AND PSEG AMERICAS OPERATING.......17

                                    ARTICLE 8

                                   TERMINATION

8.1      TERMINATION..........................................................18
8.2      EFFECT OF TERMINATION................................................19

                                    ARTICLE 9

                                 INDEMNIFICATION

9.1      INDEMNIFICATION OF THE BUYERS........................................19
9.2      INDEMNIFICATION OF THE SELLERS.......................................19
9.3      DEFENSE OF THIRD-PARTY CLAIMS........................................19
9.4      NO DUPLICATION.......................................................20
9.5      CONTRIBUTORY OBLIGATIONS.............................................20

                                   ARTICLE 10

                               GENERAL PROVISIONS

10.1     SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................21
10.2     FURTHER ACTIONS......................................................21
10.3     AMENDMENT, MODIFICATION AND WAIVER...................................22
10.4     SEVERABILITY.........................................................22
10.5     EXPENSES AND OBLIGATIONS.............................................22
10.6     PARTIES IN INTEREST..................................................22
10.7     NOTICES..............................................................22
10.8     COUNTERPARTS.........................................................24
10.9     ENTIRE AGREEMENT.....................................................24
10.10    GOVERNING LAW; CHOICE OF FORUM.......................................24
10.11    JURY TRIAL WAIVER....................................................24
10.12    PUBLIC ANNOUNCEMENTS.................................................24
10.13    ASSIGNMENT...........................................................25
10.14    INTERPRETATION.......................................................25

ANNEX I  COMPANIES AND INTERESTS
ANNEX II DEFINITIONS

EXHIBITS:
---------

Exhibit A              FORM OF NOTE PURCHASE AGREEMENT
Exhibit B-1            FORM OF OPINION OF LATHAM & WATKINS
Exhibit B-2            FORM OF OPINION OF GENERAL COUNSEL OF THE AES CORPORATION
Exhibit B-3            FORM OF OPINION OF MAPLES AND CALDER
Exhibit B-4            FORM OF OPINION OF ESTUDIO O'FARRELL
Exhibit C              FORM OF AES FIRST CLOSING WAIVER
Exhibit D              FORM OF AMENDED AND RESTATED EDEN/EDES
                       SHAREHOLDERS AGREEMENT
Exhibit E              FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
Exhibit F              FORM OF STOCK USUFRUCT AGREEMENT
Exhibit G              FORM OF RESIGNATION LETTER AND WAIVER OF DIRECTORS AND
                       OFFICERS OF THE COMPANIES
Exhibit H-1            FORM OF OPINION OF VINSON & ELKINS L.L.P.
Exhibit H-2            FORM OF OPINION OF CONYERS DILL & PEARMAN
Exhibit H-3            FORM OF OPINION OF MAPLES AND CALDER
Exhibit H-4            FORM OF OPINION OF BERETTA KAHALE GODOY
Exhibit H-5            FORM OF OPINION OF DAVID R. GARCIA
Exhibit I              FORM OF PSEG FIRST CLOSING WAIVER
Exhibit J              FORM OF PSEG SECOND CLOSING WAIVER
Exhibit K              FORM OF AES SECOND CLOSING WAIVER
Exhibit L              FORM OF AES SHARES AGREEMENT


SCHEDULES:
----------

Schedule 2.2(a)        CERTAIN AMOUNTS TO BE INCLUDED IN AES SHARES AMOUNT
Schedule 2.2(b)        ALLOCATION OF PURCHASE PRICE
Schedule 2.4(b)(ii)    DIRECTORS, OFFICERS, ETC. OF THE COMPANIES TO RESIGN AT
                       FIRST CLOSING
Schedule 2.6(b)        DIRECTORS, OFFICERS, ETC. OF THE COMPANIES TO RESIGN AT
                       SECOND CLOSING
Schedule 3.1(c)        SELLERS CONSENTS
Schedule 3.1(d)        LIENS ON INTERESTS
Schedule 3.1(g)        LIENS ON CAMILLE, LTD. SHARES
Schedule 3.1(h)        LIENS ON EDEN/EDES SHARES
Schedule 3.2(c)        BUYERS CONSENTS
Schedule 3.3(c)        AES OPERATIONS CONSENTS
Schedule 3.3(d)        LIENS ON PSEG AMERICAS OPERATING SHARES
Schedule 5.2           SELLER AGREEMENTS
Schedule 5.4           CORPORATE REORGANIZATION
Schedule 5.5           AMOUNTS OWED TO SELLERS
Schedule 9.2           CERTAIN INDEMNIFIED MATTERS

                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (this "Agreement") dated as of August 24, 2001, by and among CEMAS Corporation, a Delaware corporation ("CEMAS"), La Plata I, Inc., a Delaware corporation ("La Plata I"), PSEG Americas Operating Company, a Cayman Islands exempted company ("PSEG Americas Operating"), PSEG Americas Inc., a Delaware corporation ("PSEG Americas Inc."), PSEG Americas Ltd., a Bermuda limited liability company ("PSEG Americas"), and PSEG Cayman Americas V Company, a Cayman Islands exempted company ("PSEG Cayman V") and, together with CEMAS, La Plata I, PSEG Americas Operating, PSEG Americas Inc., PSEG Americas Ltd. and PSEG Cayman V, the "Sellers"), and AES Argentina Investments, Ltd., a Cayman Islands exempted company ("AES Cayman"), and La Plata III, Inc., a Delaware corporation ("La Plata III" and, together with AES Cayman, the "Buyers"), and AES Argentina Operations, Ltd., a Cayman Islands exempted company ("AES Operations"). Sellers, Buyers and AES Operations are referred to individually as a "Party" and collectively as the "Parties."

                                 R E C I T A L S

            A. The Sellers own the issued and outstanding interests listed on Annex I (the "Interests") in the Companies (as hereinafter defined).

            B. The Sellers desire to sell and the Buyers desire to buy all the Interests upon the terms and conditions set forth in this Agreement.

            C. AES Operations owns 10,057,589 participating shares (9.999%) of PSEG Americas Operating (the "PSEG Americas Operating Shares") and PSEG Americas Operating desires to repurchase such shares and AES Operations desires to sell such shares upon the terms and conditions set forth in this Agreement.

                               A G R E E M E N T S

      NOW, THEREFORE, in consideration of the respective representations, warranties, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  DEFINED TERMS

      1.1 Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in Annex II.

      1.2 References and Titles. Titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of the Articles, Sections, subsections, or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "hereby," "herein," "hereof," and "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection," and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "or" is not exclusive, and the word including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms.

                                   ARTICLE 2

                       SALE AND PURCHASE OF THE INTERESTS

      2.1 Agreement to Sell and Buy. Upon the terms and subject to the conditions set forth in this Agreement, (i) the Sellers shall sell, assign, transfer and deliver to the Buyers on the First Closing Date, and the Buyers shall purchase on the First Closing Date, all of the Interests set forth opposite their names on Annex I, excluding the Additional Interests, for the consideration set forth in Section 2.2(a) and (ii) CEMAS and PSEG Americas Operating shall assign, transfer and deliver to AES Cayman on the Second Closing Date, and AES Cayman shall receive on the Second Closing Date, all of the Additional Interests.

      2.2 Purchase Price.

            (a) The Purchase Price for the Interests and the other rights transferred to the Buyers and their Affiliates as contemplated by this Agreement and the Stock USUFRUCT Agreement, which shall be paid as provided in Section 2.4(a)(i), shall consist of the following consideration:

            (i) the AES Shares or, at the Buyers' option, immediately available Dollars in an amount equal to the AES Shares Amount; and

            (ii) the AES Cayman Notes.

            (b) The Purchase Price shall be paid by the Buyers and allocated among the Sellers as provided in Schedule 2.2(b). Each of the Sellers and the Buyers agree that it will not take, nor permit any of its Affiliates to take, a position on any Tax return, before any Governmental Authority charged with the collection of Taxes, or in any judicial proceeding that is inconsistent with the allocations set forth in Schedule 2.2(b).

   2.3 First Closing. Subject to the satisfaction or waiver of the conditions set forth in Article 6, the First Closing will take place (a) at the offices of Vinson & Elkins L.L.P., Houston, Texas, at 10:00 a.m., local time on the third Business Day following the date on which the conditions specified in Article 6 (other than the conditions specified in Sections 6.2(c) and 6.3(d) which shall be satisfied on the First Closing Date) have been satisfied or waived, but in no event later than August 24, 2002 or (b) at such other place and time as the Sellers and the Buyers may agree (the "First Closing Date").

      2.4 Actions to Occur at First Closing.

            (a) Buyers' Deliveries. At the First Closing, the Buyers shall deliver or cause to be delivered to the Sellers the following:

                  (i) Purchase Price. The Purchase Price by:

                        (A) delivery of stock certificates  representing the AES
                  Shares allocated among and duly registered in the names of the Sellers as set forth in Schedule 2.2(b) or, at the Buyers' option, immediately available Dollars in an amount equal to the AES Shares Amount; and

                        (B) delivery of the AES Cayman Notes allocated among and
                  payable to the Sellers as set forth in Schedule 2.2(b).

                  (ii) Note Purchase Agreement. A counterpart of the Note Purchase Agreement in the form attached hereto as Exhibit A executed by AES Cayman;

                  (iii)  Pledge   Agreements.   A  counterpart   of  the  Pledge
      Agreements executed by each of the Pledgors;

                  (iv) Buyers' Opinions of Counsel. The opinion of Latham & Watkins, dated the First Closing Date in the form attached hereto as Exhibit B-1, the opinion of William R. Luraschi, General Counsel of The AES Corporation, dated the First Closing Date in the form attached hereto as Exhibit B-2, the opinion of Maples and Calder, dated the First Closing Date in the form attached hereto as Exhibit B-3, and the opinion of Estudio O'Farrell, dated the First Closing Date in the form attached hereto as Exhibit B-4;

                  (v) Certificates. The certificates referred to in Sections 6.3(a) and 6.3(b);

                  (vi) Authorization and Good Standing. A copy of each Buyer's and AES Operations' corporate resolutions regarding the transactions contemplated hereby and in the Transaction Documents, certified by its secretary or assistant secretary, and a certificate of good standing for each Buyer and AES Operations from the Secretary of State of the state of its incorporation;

                  (vii) Waiver. A waiver from The AES Corporation, on behalf of itself and its Affiliates, in the form attached hereto as Exhibit C;

                  (viii) Amended and Restated EDEN/EDES Shareholders Agreement. A counterpart of the Amended and Restated Shareholders Agreement (the "Amended and Restated EDEN/EDES Shareholders Agreement") in the form attached hereto as Exhibit D executed by AES Ocean Springs Ltd., AES Rio Diamante Inc., and AESEBA S.A.;

                  (ix) Assignment and Assumption Agreement. A counterpart of the Assignment and Assumption Agreement in the form attached hereto as Exhibit E, executed by AES Argentina Operations Ltd.;

                  (x) Stock USUFRUCT Agreement. A counterpart of the Stock USUFRUCT Agreement (the "Stock USUFRUCT Agreement"), in the form attached hereto as Exhibit F, executed by AES Cayman; and

                  (xi) AES Shares Agreement. A counterpart of the AES Shares Agreement, in the form attached hereto as Exhibit L, executed by The AES Corporation.

            (b) Sellers' Deliveries. At the First Closing, the Sellers shall deliver or cause to be delivered to the Buyers the following:

                  (i) Certificates. Certificates representing the Interests (other than the Additional Interests (which shall be delivered at the Second Closing) and the Interests in the Quota Companies), endorsed in blank or accompanied by duly executed assignment documents;

                  (ii) Resignations. The resignations, effective as of the First Closing Date, of each of the directors, managers, syndics and officers of the Companies and other entities identified on Schedule 2.4(b)(ii), or their respective successors, including a waiver from each such director, manager, syndic and officer in the form attached hereto as Exhibit G;

                  (iii) Sellers' Opinions of Counsel. The opinion of Vinson & Elkins L.L.P., dated the First Closing Date in the form attached hereto as Exhibit H-1, the opinion of Conyers Dill & Pearman, dated the First Closing Date in the form attached hereto as Exhibit H-2, the opinion of Maples and Calder, dated the First Closing Date in the form attached hereto as Exhibit H-3, the opinion of Beretta Kahale Godoy, dated the First Closing Date in the form attached hereto as Exhibit H-4 and the opinion of David R. Garcia, dated the First Closing Date in the form attached hereto as Exhibit H-5;

                  (iv) Certificates. The certificates referred to in Sections 6.2(a) and 6.2(b);

                  (v) Authorization and Good Standing. A copy of each Seller's corporate resolutions regarding the transactions contemplated hereby and in the Transaction Documents, certified by its secretary or assistant secretary, and a certificate of good standing for each Seller from the Secretary of State or other appropriate officer of the state or other jurisdiction of its incorporation;

                  (vi) Waiver. A waiver from PSEG Global Inc., on behalf of itself and its Affiliates, in the form attached hereto as Exhibit I;

                  (vii) Amended and Restated EDEN/EDES Shareholders Agreement. A counterpart of the Amended and Restated EDEN/EDES Shareholders Agreement in the form attached hereto as Exhibit D executed by PSEG Americas Operating, CEMAS, and PSEG Operating Argentina S.A.;

                  (viii) Assignment and Assumption Agreement. A counterpart of the Assignment and Assumption Agreement, in the form attached hereto as Exhibit E, executed by PSEG Americas Ltd.;

                  (ix) Stock USUFRUCT Agreement. A counterpart of the Stock USUFRUCT Agreement, in the form attached hereto as Exhibit F, executed by CEMAS and PSEG Americas Operating; and

                  (x) AES Shares Agreement. A counterpart of the AES Shares Agreement, in the form attached hereto as Exhibit L, executed by CEMAS, La Plata I and PSEG Americas Inc.

            (c) Quotaholders Meetings. At or prior to the First Closing, the Parties shall cause the Quota Companies to hold quotaholders meetings to approve the transfer of the quotas on the First Closing Date, to amend the by-laws of the Quota Companies to reflect the transfer of the quotas, to change the name of any Quota Companies bearing the PSEG name and to duly register the amended by-laws in the Public Registry of Commerce.

            (d) Shareholders Meetings. At or prior to the First Closing, the Parties shall cause the Companies and their respective Affiliates to hold shareholders meetings to approve the resignations and performance of the resigning directors, managers, syndics and officers of the Companies and the other entities identified on Schedule 2.4(b)(ii), or their respective successors and to change the name of any Companies bearing the PSEG name.

            (e) Repurchase.

                  (i) At the First Closing, AES Operations shall sell, assign, transfer and deliver to PSEG Americas Operating, and PSEG Americas Operating shall repurchase, the PSEG Americas Operating Shares. As consideration for the repurchase of the PSEG Americas Operating Shares, PSEG Americas Operating shall transfer to AES Operations 210,834 shares (9.9982%) of PSEG Operating Argentina (the "PSEG Operating Argentina Shares") and AES Operations shall either cancel or convert to capital of PSEG Americas Operating all indebtedness owed to AES Operations by PSEG Americas Operating, as directed by PSEG Americas Operating.

                  (ii) At the First Closing, AES Operations and PSEG Americas Operating shall deliver to the other certificates representing the shares transferred to each other as provided under Section 2.4(e)(i), endorsed in blank or accompanied by duly executed assignment documents.

      2.5 Second Closing. Subject to the satisfaction or waiver of the conditions set forth in Article 7, the Second Closing will take place (a) at the offices of Vinson & Elkins L.L.P., Houston, Texas, at 10:00 a.m., local time on the Business Day on which the conditions specified in Article 7 have been satisfied or waived or (b) at such other place and time as Sellers and Buyers may agree (the "Second Closing Date").

      2.6 Actions to Occur at Second Closing.

            (a) Deliveries of CEMAS and PSEG Americas Operating. At the Second Closing, CEMAS and PSEG Americas Operating shall deliver or cause to be delivered to AES Cayman the following:

                  (i) Certificates. Certificates representing the Additional Interests, endorsed in blank or accompanied by duly executed assignment documents.

                  (ii) Resignations. The resignations, effective as of the Second Closing Date, of each of the directors, managers, syndics and officers of the Companies and the other entities identified on Schedule 2.6(b), or their respective successors, including a waiver from each such director, manager, syndic and officer in the form attached hereto as Exhibit G.

                  (iii) Opinions of Counsel. The opinions of (A) Vinson & Elkins L.L.P., (B) David R. Garcia, and (C) Maples and Calder, each dated the Second Closing Date and confirming as of the Second Closing Date the opinions delivered by such counsel delivered at the First Closing.

                  (iv) Waiver. A waiver from PSEG Global Inc., on behalf of itself and its Affiliates, in the form attached hereto as Exhibit J.

            (b) Deliveries of AES Cayman. At the Second Closing, AES Cayman shall deliver or cause to be delivered to the Sellers the following:

                  (i) Opinions of Counsel. The opinions of (A) Latham & Watkins,
      (B) William R. Luraschi, General Counsel of The AES Corporation, and (C) Maples and Calder, each dated the Second Closing Date and confirming as of the Second Closing Date the opinions delivered by such counsel at the First Closing; and

                  (ii) Waiver. A waiver from The AES Corporation, on behalf of itself and its Affiliates, in the form attached hereto as Exhibit K.

            (c) Shareholders Meetings. At or prior to the Second Closing, the Parties shall cause the Companies and their respective Affiliates to hold shareholders meetings to approve the resignations and performance of the resigning directors, managers, syndics and officers of the Companies and the other entities identified on Schedule 2.6(b).

ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Sellers. Each Seller represents and warrants to the Buyers as follows:

            (a) Organization, Good Standing, Etc. Such Seller is a corporation or company, as the case may be, duly incorporated, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

            (b) Authority. Such Seller has all requisite corporate power and authority to enter into this Agreement, and each other agreement, document, and instrument required to be executed in accordance herewith (collectively, the "Transaction Documents") to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Seller of this Agreement and the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of such Seller. This Agreement has been duly executed and delivered by such Seller, and upon the execution and delivery by it of the Transaction Documents to which it is a party, such Transaction Documents will be duly executed and delivered by such Seller, and (assuming due authorization, execution and delivery by the Buyers) constitute, or upon execution and delivery by it will constitute, the valid and binding obligations of such Seller, enforceable against it in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (c) No Conflict; Required Filings and Consents. The execution and delivery by such Seller of this Agreement and the Transaction Documents to which it is a party do not, and the performance by such Seller of the transactions contemplated hereby and thereby will not (i) violate, conflict with, or result in any breach of any provision of its Certificate or Articles of Incorporation, Bylaws or other organizational documents, (ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any party to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any security to be repurchased, or give rise to the creation of any Lien upon any of the Interests, or affect its rights under any of the terms, conditions, or provisions of any loan or credit agreement, note, bond, mortgage, indenture, or deed of trust, or any license, lease, agreement, or other instrument or obligation to which it is a party or by which or to which it or the Interests may be bound or subject, or (iii) violate any Applicable Law; except in the case of clauses (ii) and (iii) of this Section 3.1(c) for any such violations, conflicts, breaches, defaults, rights of termination, cancellation or acceleration, benefits, repurchase rights, Liens or effects that are disclosed on Schedule 3.1(c). Except as disclosed on Schedule 3.1(c), no Consent of any Governmental Authority or other third party is required by or with respect to such Seller or any of its Affiliates in connection with the execution and delivery by such Seller of this Agreement or any of the other Transaction Documents to which such Seller is a party or the consummation by such Seller of the transactions contemplated hereby or thereby.

            (d) Interests. Such Seller owns the Interests in the Companies set forth opposite its name on Annex I free and clear of any Liens, other than the Liens disclosed on Schedule 3.1(d).

            (e) Litigation. As of the date hereof, there is no claim, action, suit, inquiry, judicial or administrative proceeding, grievance, or arbitration pending or, to the knowledge of such Seller, threatened against any of the Sellers or any of their Affiliates relating to the transactions contemplated by this Agreement or the Transaction Documents.

            (f) Broker's Fees. Neither such Seller nor any of its Affiliates has engaged any agent, broker, investment banker, or other Person that will be entitled to any broker's or finder's fee or any other commission or fee payable by the Buyers, the Companies or any of their Affiliates in connection with any of the transactions contemplated by this Agreement or the Transaction Documents.

            (g) Wildwood I. (i) Wildwood I, Ltd, ("Wildwood I") is a Cayman Islands exempted company and was duly incorporated and is validly existing and in good standing under the laws of the Cayman Islands, (ii) Wildwood I has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; (iii) since the date of Wildwood I's incorporation, Wildwood I has conducted no operations other than in connection with its ownership of 333.4 shares (33.34%) of Class B Common Stock of Camille, Ltd. (the "Camille, Ltd. Shares"), (iv) Wildwood I owns the Camille Ltd. Shares free and clear of any Liens, other than the Liens disclosed on
Schedule 3.1(g), and (v) Wildwood I has filed all tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, and has paid all taxes due for the periods covered by such returns.

            (h) PSEG Operating Argentina (i) PSEG Operating Argentina is an Argentine sociedad anonima and was duly incorporated and is validly existing and in good standing under the laws of Argentina, (ii) PSEG Operating Argentina has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; (iii) since the date of PSEG Operating Argentina's incorporation, PSEG Operating Argentina has conducted no operations other than in connection with its ownership of 92,130,330 Class A Shares and 46,044,433 Class B Shares of EDEN and 33,503,278 Class A Shares and 16,744,103 Class B Shares of EDES (collectively, the "EDEN/EDES Shares"), (iv) PSEG Operating Argentina owns the EDEN/EDES Shares free and clear of any Liens, other than the Liens disclosed on Schedule 3.1(h), and (v) PSEG Operating Argentina has filed all tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, and has paid all taxes due for the periods covered by such returns.

      3.2 Representations and Warranties of the Buyers. Each Buyer represents and warrants to the Sellers as follows:

            (a) Organization; Good Standing; Etc. Such Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of the state or other jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

            (b) Authority. Such Buyer has all requisite power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by such Buyer and the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of such Buyer. This Agreement has been duly executed and delivered by such Buyer, and upon execution and delivery by it of the Transaction Documents to which it is a party, such Transaction Documents will be duly executed and delivered by such Buyer, and (assuming due authorization, execution and delivery by the Sellers) constitute, or upon execution and delivery by it will constitute, the valid and binding obligations of such Buyer, enforceable against it in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (c) No Conflict; Required Filings and Consents. The execution and delivery by such Buyer of this Agreement and the Transaction Documents to which it is a party do not, and the performance by such Buyer of the transactions contemplated hereby and thereby will not (i) violate, conflict with, or result in any breach of any provisions of its Certificate of Incorporation or Bylaws,
(ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any party to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any security to be repurchased, or give rise to the creation of any Lien upon any of the AES Shares, or affect its rights under any of the terms, conditions, or provisions of any loan or credit agreement, note, bond, mortgage, indenture, or deed of trust, or any license, lease, agreement, or other instrument or obligation to which it is a party or by which or to which it or any of its assets may be bound or subject, or (iii) violate any Applicable Law; except in the case of clauses (ii) and
(iii) of this Section 3.2(c) for any such violations, conflicts, breaches, defaults, rights of termination, cancellation or acceleration, benefits, repurchase rights, Liens or effects that are disclosed on Schedule 3.2(c). Except as disclosed on Schedule 3.2(c), no Consent of any Governmental Authority or other third party is required by or with respect to such Buyer or any of its Affiliates in connection with the execution and delivery by such Buyer of this Agreement or any of the other Transaction Documents to which such Buyer is a party or the consummation by such Buyer of the transactions contemplated hereby or thereby, including the corporate reorganization of it and its Affiliates contemplated under Section 5.4.

            (d) Litigation. As of the date hereof, there is no claim, action, suit, inquiry, judicial or administrative proceeding, grievance, or arbitration pending or, to the knowledge of such Buyer, threatened against any of the Buyers or their Affiliates relating to the transactions contemplated by this Agreement or the Transaction Documents.

            (e) Broker's Fee. Neither such Buyer nor any of its Affiliates has engaged any agent, broker, investment banker or other Person that will be entitled to any broker's or finder's fee or any other commission or fee from any of the Sellers or any of their Affiliates in connection with any of the transactions contemplated by this Agreement or the Transaction Documents.

            (f) Investment. Such Buyer is acquiring the Interests solely for its own beneficial account, for investment purposes only, and not with a view to, or for resale in connection with, any distribution of the Interests.

      3.3 Representations and Warranties of AES Operations. AES Operations represents and warrants to the Sellers as follows:

            (a) Organization; Good Standing; Etc. AES Operations is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

            (b) Authority. AES Operations has all requisite power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by AES Operations and the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of AES Operations. This Agreement has been duly executed and delivered by AES Operations, and upon execution and delivery by it of the Transaction Documents to which it is a party, such Transaction Documents will be duly executed and delivered by AES Operations, and (assuming due authorization, execution and delivery by the Sellers) constitute, or upon execution and delivery by it will constitute, the valid and binding obligations of AES Operations, enforceable against it in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (c) No Conflict; Required Filings and Consents. The execution and delivery by AES Operations of this Agreement and the Transaction Documents to which it is a party do not, and the performance by AES Operations of the transactions contemplated hereby and thereby will not (i) violate, conflict with, or result in any breach of any provisions of its Certificate of Incorporation or Bylaws, (ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any party to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any security to be repurchased, or give rise to the creation of any Lien upon any of the shares to be redeemed by it, or affect its rights under any of the terms, conditions, or provisions of any loan or credit agreement, note, bond, mortgage, indenture, or deed of trust, or any license, lease, agreement, or other instrument or obligation to which it is a party or by which or to which it or any of its assets may be bound or subject, or (iii) violate any Applicable Law. Except as disclosed on
      Schedule 3.3(c), no Consent of any Governmental Authority or other third party is required by or with respect to AES Operations or any of its Affiliates in connection with the execution and delivery by AES Operations of this Agreement or any of the other Transaction Documents to which AES Operations is a party or the consummation by AES Operations of the transactions contemplated hereby or thereby, including the corporate reorganization of it and its Affiliates contemplated under Section 5.5.

            (d) Interests. AES Operations owns the PSEG Americas Operating Shares free and clear of any Liens, other than the Liens disclosed on
      Schedule 3.3(d).

                                   ARTICLE 4

                      ADDITIONAL AGREEMENTS OF THE SELLERS

      4.1 Reasonable Efforts; Duty to Cooperate. Each of the Sellers shall use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary or advisable to consummate the transactions contemplated by this Agreement, including obtaining all Consents that are required to permit the consummation of the transactions contemplated by this Agreement. In addition, each Seller shall use its reasonable efforts to cooperate with the Buyers in causing the conditions precedent set forth in Articles 6 and 7 to occur on or prior to August 24, 2002. In the event that the Parties do not receive all of the Consents necessary or advisable to consummate the transactions contemplated by this Agreement, upon the request of the Buyers, the Sellers shall negotiate in good faith with the Buyers to restructure the transactions contemplated by this Agreement in such a manner as to enable the transactions contemplated hereby to be consummated without the receipt of such Consents, provided that the Sellers shall have no obligation to agree to any such restructured transactions that have or could reasonably be expected to have an adverse impact on the Sellers or on the economics of the transactions to the Sellers taken as a whole as compared to the economics of the transactions to the Sellers taken as a whole prior to such restructuring. If the Buyers desire to restructure the corporate reorganization of the Buyers and their Affiliates prior to the First Closing in a manner different than is set forth on Schedule 5.4, then, upon the request of the Buyers, the Sellers shall negotiate in good faith with the Buyers to accommodate such restructuring, provided that the Sellers shall have no obligation to agree to any such restructuring that has or could reasonably be expected to have an adverse impact on the Sellers or on the economics of the transactions to the Sellers taken as a whole as compared to the economics of the transactions to the Sellers taken as a whole prior to such restructuring.

      4.2 Antitrust Filing. Within 15 Business Days of the date of this Agreement, the Sellers shall prepare and file or cause to be prepared and filed jointly with the Sellers a consultative opinion with the appropriate Governmental Authority relating to compliance with Argentine antitrust law number 25.156 and related regulations in connection with the transactions contemplated by this Agreement. The Sellers shall also prepare and file or cause to be prepared and filed any other documents or materials that may be required or requested by any Governmental Authority relating to compliance with Argentine antitrust law number 25.156 and related regulations.

      4.3 Additional Interests. Other than the Liens disclosed on Schedule 3.1(d), the Sellers shall maintain the Additional Interests free and clear of any Liens arising by, through or under the Sellers during the period beginning on the First Closing Date and ending on the Second Closing Date.

      4.4 Termination of Certain Agreements. (a) On the First Closing Date, the Sellers shall or shall cause their Affiliates to enter into agreements (i) terminating the Shareholder Agreements that do not terminate by their terms on the First Closing Date, other than the Amended and Restated EDEN/EDES Shareholders Agreement, and (ii) confirming in writing the termination of the Shareholder Agreements that terminate by their terms on the First Closing Date.
(b) On the Second Closing Date, the Sellers shall or shall cause their Affiliates to enter into agreements terminating the Amended and Restated EDEN/EDES Shareholders Agreement and terminating or, if permitted by the Ministry, assigning to the operator of EDEN and EDES appointed by the Buyers, the Technical Assistance Agreements and the Operating Support Agreements.

      4.5 Certain Dividends and Other Distributions. The Buyers shall be entitled to receive all dividends, distributions, returns and reductions of capital by or with respect to the Companies and/or the Operating Subsidiaries (as such term is defined in the Note Purchase Agreement) accrued or payable after December 31, 2000 and prior to July 1, 2001, other than the PSEG Amounts (as such term is defined in the Payment Agreement of even date herewith by and between The AES Corporation and PSEG Global Inc.). The Buyers' right to receive the amounts provided for under this Section 4.5 is absolute, irrevocable and unconditional irrespective of: (a) the occurrence (or failure to occur) of the First Closing; (b) the cause underlying any termination of this Agreement; (c) the value, genuineness, validity, regularity or enforceability of the Transaction Documents; or (d) any obligation or liability of the Buyers (or any of their Affiliates) to the Sellers (or any of their Affiliates).

                                   ARTICLE 5

                       ADDITIONAL AGREEMENTS OF THE BUYERS

      5.1 Reasonable Efforts; Duty to Cooperate. Each of the Buyers shall use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary or advisable to consummate the transactions contemplated by this Agreement, including obtaining all Consents that are required to permit the consummation of the transactions contemplated by this Agreement. In addition, each Buyer shall use its reasonable efforts to cooperate with the Sellers in causing the conditions precedent set forth in Articles 6 and 7 to occur on or prior to August 24, 2002. In the event that the Parties do not receive all of the Consents necessary or advisable to consummate the transactions contemplated by this Agreement, upon the request of the Sellers, the Buyers shall negotiate in good faith with the Sellers to restructure the transactions contemplated by this Agreement in such a manner as to enable the transactions contemplated hereby to be consummated without the receipt of such Consents, provided that the Buyers shall have no obligation to agree to any such restructured transactions that have or could reasonably be expected to have an adverse impact on the Buyers or on the economics of the transactions to the Buyers taken as a whole as compared to the economics of the transactions to the Buyers taken as a whole prior to such restructuring.

      5.2 Surety Bonds, Letters of Credit, Guarantees, Etc. AES Cayman shall cause all surety bonds, letters of credit, guarantees, equity contribution agreements, support agreements, comfort letters and other similar agreements and arrangements that the Sellers or their Affiliates have entered into or provided on behalf of any of the Companies or their Affiliates and that remain outstanding on the First Closing Date (collectively, the "Seller Agreements") to be replaced or terminated as of the First Closing Date with no further obligation or liability to the Sellers or their Affiliates. Schedule 5.2 lists all of the Seller Agreements known to the Sellers.

      5.3 Directors' and Officers' Indemnification.

            (a) Survival of Indemnification. To the fullest extent not prohibited by Applicable Law, from and after the First Closing Date, AES Cayman shall cause all rights to indemnification now existing in favor of the directors, officers, managers and syndics of the Companies identified on
Schedule 2.4(b)(ii) and Schedule 2.6(b) and any former directors, officers, managers and syndics of the Companies that were nominees of the Sellers or their Affiliates with respect to their activities as such prior to or on the First Closing Date, as provided in their respective articles of incorporation, bylaws, other organizational documents or indemnification agreements in effect on the date of such activities or otherwise in effect on the date of this Agreement, to survive the First Closing and to continue in full force and effect for a period of not less than six years from the First Closing Date, provided that, in the event any claim or claims are asserted or made within such six year period, all such rights to indemnification in respect of any claim or claims shall continue until final disposition of such claim or claims.

            (b) Successors. In the event that any of the Companies or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its assets to any Person, then AES Cayman shall cause proper provision to be made so that the successors and assigns of the Companies shall assume the obligations set forth in this Section 5.3.

      5.4 Corporate Reorganization. The Buyers and their Affiliates shall take the actions necessary in order to complete the corporate reorganization of the Buyers and their Affiliates prior to the First Closing as set forth on Schedule 5.4.

      5.5 Payment of Amounts Owed to the Sellers.

            (a) Within five Business Days of the date of this Agreement, AES Cayman shall pay or cause its Affiliates to pay, as the case may be, to the Sellers or their Affiliates, as the case may be, in Dollars, the amounts listed on Schedule 5.5 that are owed to the Sellers or their Affiliates.

            (b) Between the date of this Agreement and the First Closing Date, AES Cayman shall pay or cause its Affiliates to pay, as the case may be, to the Sellers and their Affiliates, in Dollars, any amounts due or that become due to the Sellers and their Affiliates in connection with the Companies during such period, if any.

      5.6 Post-First Closing Payment. If the net proceeds received by the Sellers from the sale of the AES shares after the payment of all expenses related to the sale of the AES Shares (including sales or brokerage commissions) shall be less than the AES Shares Amount, AES Cayman shall, within three Business Days of the Sellers' written request, pay to the Sellers by wire transfer of immediately available funds the difference between the AES Shares Amount and the net proceeds received by the Sellers from such sale; provided that if the Sellers do not sell all of the AES Shares during the period commencing on and including the First Closing Date and ending on and including the third Trading Day after the First Closing Date, AES Cayman's obligation under this Section 5.6 shall be calculated as if the AES Shares that were not sold by the Sellers during such period had been sold at the AES Weighted Average Sales Price.

      5.7 Transfer of Operatorship. Within 30 days of the date of this Agreement, the Buyers shall apply to the Ministry of Public Works and Services (the "Ministry") of the Province of Buenos Aires or any other entity that might replace the Ministry in the future as the Province's energy regulator for the approval of the appointment effective as of the Second Closing of an Affiliate of The AES Corporation as the operator of EDEN and EDES and the removal effective as of the Second Closing of PSEG Americas Operating as the operator of EDEN and EDES.

      5.8 Shareholders' and Quotaholders Meetings; Amendment of By-laws. The Buyers shall cause to be called shareholders' or quotaholders' meetings, as the case may be, of the Companies to approve the actions of directors or managers appointed by the Sellers and, with respect to the Quota Companies, to amend the by-laws of the Quota Companies to reflect the transfer of the quotas, to change the name of any Companies and Quota Companies bearing the PSEG name and to duly register the amended by-laws with the Public Registry of Commerce.

      5.9 Antitrust Filing. Within 15 Business Days of the date of this Agreement, the Buyers shall prepare and file or cause to be prepared and filed jointly with the Sellers a consultative opinion with the appropriate Governmental Authority relating to compliance with Argentine antitrust law number 25.156 and related regulations in connection with the transactions contemplated by this Agreement. The Buyers shall also prepare and file or cause to be prepared and filed any other documents or materials that may be required or requested by any

Governmental Authority relating to compliance with Argentine antitrust law number 25.156 and related regulations.

      5.10 Termination of Certain Agreements. (a) On the First Closing Date, the Buyers and AES Operations shall or shall cause their Affiliates to enter into agreements (i) terminating the Shareholder Agreements that do not terminate by their terms on the First Closing Date, other than the Amended and Restated EDEN/EDES Shareholders Agreement, and (ii) confirming in writing the termination of the Shareholder Agreements that terminate by their terms on the First Closing Date. (b) On the Second Closing Date, the Buyers shall or shall cause their Affiliates to enter into agreements terminating the Amended and Restated EDEN/EDES Shareholders Agreement and terminating or, if permitted by the Ministry, assigning to the operator of EDEN and EDES appointed by the Buyers, the Technical Assistance Agreements and the Operating Support Agreements.

                                   ARTICLE 6

                      CONDITIONS PRECEDENT TO FIRST CLOSING

      6.1 Conditions to Each Party's Obligations. The respective obligations of the Parties to consummate the transactions contemplated to occur at the First Closing are subject to the satisfaction at or prior to the First Closing of the following conditions unless waived in writing, in whole or in part, by the
Parties:

            (a) Consents. All Consents by, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Authority or other third party necessary for the consummation of the transactions contemplated by this Agreement to occur on or prior to the First Closing (including the Consents listed on Schedule 3.1(c) and Schedule 3.2(c) that are required prior to the First Closing) shall have been obtained, filed, or occurred, as the case may be; provided, however, if the Buyers are unable to obtain the Consents required to complete the corporate reorganization of the Buyers and their Affiliates prior to the First Closing as set forth on Schedule 5.4 on or before December 31, 2001, the Buyers will either abandon such corporate reorganization and acquire the Interests pursuant to the terms of this Agreement or restructure the corporate reorganization of the Buyers and their Affiliates in a manner that allows the Buyers to obtain the required Consents, provided that the Sellers shall have no obligation to agree to any such restructuring that has or could reasonably be expected to have an adverse impact on the Sellers or on the economics of the transactions to the Sellers taken as a whole as compared to the economics of the transactions to the Sellers taken as a whole prior to such restructuring.

            (b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

            (c) No Action. No action shall have been taken nor any statute, rule, or regulation shall have been enacted by any Governmental Authority that makes the consummation of the transactions contemplated hereby illegal.

            (d) Antitrust Approval. If required by the appropriate Governmental Authority, the Argentina Antitrust Approval shall have been obtained.

      6.2 Conditions to Obligations of the Buyers. The obligation of the Buyers to consummate the transactions contemplated to occur at the First Closing is subject to the satisfaction at or prior to the First Closing of the following conditions unless waived in writing, in whole or in part, by the Buyers:

            (a) Representations and Warranties. The representations and warranties of the Sellers set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty of the Sellers contained herein that is qualified by a materiality standard shall not be further qualified hereby) as of the date of this Agreement and as of the First Closing as though made at and as of the First Closing, and the Buyers shall have received a certificate to that effect signed on behalf of each Seller by an officer of that Seller.

            (b) Performance of Obligations. The Sellers shall have performed in all material respects (provided that any covenant or agreement of the Sellers contained herein that is qualified by a materiality standard shall not be further qualified hereby) all obligations required to be performed by them under this Agreement at or prior to the First Closing, and the Buyers shall have received a certificate to that effect signed on behalf of each Seller by an officer of that Seller.

            (c) Closing Deliveries. All documents, instruments, certificates or other items required to be delivered to the Buyers and AES Operations pursuant to Section 2.4 shall have been delivered.

            (d) Political Risk Event. A Political Risk Event shall not have occurred and be continuing.

      6.3 Conditions to Obligations of the Sellers. The obligation of the Sellers to consummate the transactions contemplated to occur at the First Closing is subject to the satisfaction at or prior to the First Closing of the following conditions unless waived in writing, in whole or in part, by the Sellers.

            (a) Representations and Warranties. The representations and warranties of the Buyers and AES Operations set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty of the Buyers or AES Operations contained herein that is qualified by a materiality standard shall not be further qualified hereby) as of the date of this Agreement and as of the First Closing as though made at and as of the First Closing, and the Sellers shall have received a certificate to that effect signed on behalf of each Buyer and AES Operations by an officer of that Buyer and AES Operations, respectively.

            (b) Performance of Obligations. The Buyers and AES Operations shall have performed in all material respects (provided that any covenant or agreement of the Buyers or AES Operations contained herein that is qualified by a materiality standard shall not be further qualified hereby) the obligations required to be performed by it under this Agreement at or prior to the First Closing, and the Sellers shall have received a certificate to that effect signed on behalf of each Buyer and AES Operations by an officer of that Buyer and AES Operations, respectively.

            (c) Closing Deliveries. All documents, instruments, certificates or other items required to be delivered to the Sellers pursuant to Section 2.4 shall have been delivered.

            (d) Note Purchase Agreement.  All of the conditions to closing under
Article 4 of the Note Purchase Agreement shall have been satisfied or waived in writing by the Sellers.

                                   ARTICLE 7

                     CONDITIONS PRECEDENT TO SECOND CLOSING

      7.1 Conditions to Obligations of AES Cayman, CEMAS and PSEG Americas Operating. The respective obligations of AES Cayman, CEMAS and PSEG Americas Operating to consummate the transactions contemplated to occur at the Second Closing are subject to the satisfaction at or prior to the Second Closing of the following conditions unless waived in writing, in whole or in part, by AES Cayman, CEMAS and PSEG Americas Operating:

            (a) First Closing. The First Closing shall have occurred.

            (b) Ministry Approval. CEMAS, PSEG Americas Operating, PSEG Operating Argentina, EDEN and EDES shall have received the approval of the Ministry for the transfer and assignment of the Additional Interests to AES Cayman.

      7.2 Conditions to Obligations of AES Cayman. The obligation of AES Cayman to consummate the transactions contemplated to occur at the Second Closing is subject to the satisfaction at or prior to the Second Closing of the following conditions unless waived in writing, in whole or in part, by AES Cayman:

            (a) Additional Interests. CEMAS and PSEG Americas Operating shall own the Additional Interests free and clear of any Liens, other than the Liens disclosed on Schedule 3.1(d).

            (b) Closing Deliveries. All documents, instruments, certificates or other items required to be delivered to AES Cayman pursuant to Section 2.6 shall have been delivered.

      7.3 Conditions to Obligations of CEMAS and PSEG Americas Operating. The obligations of CEMAS and PSEG Americas Operating to consummate the transactions contemplated to occur at the Second Closing are subject to the satisfaction at or prior to the Second Closing of the following conditions unless waived in writing, in whole or in part, by CEMAS and PSEG Americas Operating:

            (a) Transfer of Operatorship. PSEG Americas Operating shall have been removed as the operator of EDEN and EDES and an Affiliate of The AES Corporation shall have been approved by the Ministry as the operator of EDEN and EDES.

            (b) All documents, instruments, certificates or other items required to be delivered to CEMAS and PSEG Americas Operating pursuant to Section 2.6 shall have been delivered.

                                   ARTICLE 8

                                   TERMINATION

      8.1  Termination.  This  Agreement  may be  terminated  prior to the First
Closing:

            (a) by mutual written consent of the Sellers and the Buyers;

            (b) by either the Sellers, on the one hand, or the Buyers, on the other hand, by delivering written notice to the other Party;

                  (i) if a court of competent jurisdiction or other Governmental Authority shall have issued an order, decree, or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their reasonable efforts to lift), in each case permanently restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement and the other Transaction Documents, and such order, decree, ruling, or other action shall have become final and nonappealable; or

                  (ii) if the First Closing shall not have occurred on or before August 24, 2002; provided, however, that the right to terminate this Agreement under this clause (iii) shall not be available to any Party whose breach of this Agreement has been the cause of, or resulted in, the failure of the First Closing to occur on or before such date;

            (c) by the Buyers, upon written notice to the Sellers, if either (i) there has been a violation or breach by the Sellers of any of the agreements, representations or warranties of the Sellers contained in this Agreement which, if not cured, would cause the conditions set forth in Sections 6.1 and 6.2 not to be satisfied and such breach is not cured by the earlier of the First Closing Date or the date 30 days after receipt by the Sellers of notice specifying in reasonable detail the nature of such breach, unless the Buyers shall have previously waived such breach in writing or (ii) a Political Risk Event shall have occurred; and

            (d) by the Sellers, upon written notice to the Buyers, if there has been a violation or breach by the Buyers of any of the agreements, representations or warranties of the Buyers contained in this Agreement, which, if not cured, would cause the conditions set forth in Sections 6.1 and 6.3 not to be satisfied and such breach is not cured by the earlier of the First Closing Date or the date 30 days after receipt by the Buyers of notice specifying in reasonable detail the nature of such breach, unless the Sellers shall have previously waived such breach in writing.

      The right of any Party hereto to terminate this Agreement pursuant to this
Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Party hereto, any Person controlling any such party or any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents, or other representatives whether prior to or after the execution of this Agreement. Notwithstanding anything in the foregoing to the contrary, no Party that is in material breach of this Agreement shall be entitled to terminate this Agreement except with the consent of the other Party.

      8.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall become null and void and of no further effect and there shall be no liability or obligation hereunder on the part of the Sellers or the Buyers or any of their respective directors, officers, employees, Affiliates, controlling Persons, agents or representatives, except that the Sellers, on the one hand, or the Buyers, on the other hand, as the case may be, may have liability to the other Party if the basis of termination is on account of a material breach by any of such Parties of one or more of the provisions of this Agreement. Notwithstanding the foregoing, in the event of any termination of this Agreement, the provisions of Sections 4.5, 8.2 and 10.5 shall survive any such termination.

                                   ARTICLE 9

                                 INDEMNIFICATION

      9.1 Indemnification of the Buyers. From and after the First Closing, each of the Sellers agree, jointly and severally, to indemnify, defend and hold harmless the Buyer Indemnified Parties from and against any and all Buyer Indemnified Costs.

      9.2 Indemnification of the Sellers. From and after the First Closing, AES Cayman agrees to indemnify, defend and hold harmless the Seller Indemnified Parties from and against any and all Seller Indemnified Costs.

      9.3 Defense of Third-Party Claims. A Person who is entitled to indemnification under this Article 9 (an "Indemnified Party") shall give written notice to any Person who is obligated to provide indemnification under this
Article 9 (an "Indemnifying Party"), within 30 days after it has actual knowledge of commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") in respect of which such Indemnified Party shall seek indemnification hereunder. Any failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it, he, or she may have to such Indemnified Party under this Article 9 unless the failure to give such notice materially and adversely prejudices such Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate consistent with Applicable Laws and its obligations hereunder; provided, however, that:

            (a) The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Party shall pay the reasonable attorneys' fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such third-party action, or (ii) the Indemnified Party's counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Party, that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel).

            (b) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the reasonable opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a material adverse effect on its business;

            (c) No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

            (d) The  Indemnifying  Party shall not be  entitled to control  (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action
(i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party, such consent not to be unreasonably withheld.

      The Parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article 9 and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

      9.4 No Duplication. Any liability for indemnification hereunder shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement.

      9.5 Contributory Obligations.

            (a) Notwithstanding anything to the contrary in this Agreement, (i) the Indemnifying Party shall only indemnify the Indemnified Party for damages to the extent not covered by insurance, and (ii) the Indemnifying Party's indemnification obligations shall be subject to and reduced (or eliminated, as the case may be) to the extent any court of competent jurisdiction determines that an Indemnified Party was partially or wholly at fault due to its negligence or other wrongful act or to the extent that strict liability is imposed upon an Indemnified Party as a matter of law.

            (b) In the event that both the Buyers and the Sellers are adjudicated negligent or otherwise at fault or strictly liable without fault with respect to damage or injuries sustained by the third party claimant, the contractual obligation of indemnification under this Agreement shall continue but the Buyers and the Sellers shall indemnify the other only for the percentage of responsibility for the damage or injuries adjudicated to be attributed to it. In such a situation, it is intended that, to the extent either the Buyers or the Sellers pay such third party claimant for its costs, losses, liabilities, expenses and/or judgments attributed to the percentage of negligence, fault or liability of the other, these obligations of indemnification shall function as a contractual arrangement of contribution. This contractual arrangement of contribution shall survive settlement of the underlying third party claim and shall apply to voluntary settlements made by either the Buyers or the Sellers with the third party.

                                   ARTICLE 10

                               GENERAL PROVISIONS

      10.1 Survival of Representations and Warranties. Regardless of any investigation at any time made by or on behalf of any Party hereto or of any information any Party may have in respect thereof, each of the representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the First Closing but, except as provided in Section 8.2, shall not survive any termination of this Agreement. Except as otherwise provided in this Section 10.1, the representations and warranties set forth in this Agreement shall terminate as of the close of business on the second anniversary of the First Closing Date, except that this time limitation shall not apply to any claims for fraud or the representation of the Sellers under Sections 3.1(d), 3.1(g)(v) and 3.1(h)(v), which shall survive for the applicable statute of limitations period. Following the date of termination of a representation or warranty, no claim can be brought with respect to a breach of such representation or warranty, but such termination shall not affect any claim for a breach of a representation or warranty that was asserted before the date of termination.

      10.2 Further Actions.

            (a) After the First Closing Date, each of the Sellers and the Buyers shall execute and deliver such other certificates, agreements, conveyances, and other documents, and take such other action, as may be reasonably requested by the other Party in order to consummate more effectively the transactions contemplated to occur at the First Closing, including to transfer and assign to, and vest in (i) the Buyers, the Interests, excluding the Additional Interests, and (ii) the Sellers, the AES Shares under the terms of this Agreement.

            (b) After the Second Closing Date, each of the Sellers and AES Cayman shall execute and deliver such other certificates, agreements, conveyances, and other documents, and take such other action, as may be reasonably requested by the other Party in order to consummate more effectively the transactions contemplated to occur at the Second Closing, including to transfer and assign to, and vest in AES Cayman, the Additional Interests under the terms of this Agreement.

      10.3 Amendment, Modification and Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties hereto. Any failure of the Sellers on the one hand, or the Buyers, on the other hand, to comply with any obligation, covenant, agreement, or condition contained herein may be waived only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

      10.4 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

      10.5 Expenses and Obligations. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred by, or on behalf of, the Parties hereto in connection with, or in anticipation of, this Agreement and the consummation of the transactions contemplated hereby shall be borne solely and entirely by the Party which has incurred such expenses. Any transfer tax, sales tax, withholding tax, use tax, stamp tax, stock transfer tax or other similar tax, including any penalties, interest and additions to tax imposed by reason of the transactions contemplated by this Agreement shall be borne by the Buyers; provided, however, that the Buyers shall have no liability with respect to any such amounts attributable to any taxable gain of the Sellers in connection with the sale, disposition or conveyance of any of the Interests pursuant to this Agreement as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment.

      10.6 Parties in Interest. This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each Party hereto and their successors and permitted, assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person (other than the Buyer Indemnified Parties and Seller Indemnified Parties as provided in Article 9) any rights or remedies of any nature whatsoever under or by reason of this Agreement).

      10.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   If to the Sellers:

                  c/o PSEG Americas 220 Alhambra Circle, Suite 800 Coral Gables, FL 33134 U.S.A.
                  Attn.:  President
                  Attn.:  Regional General Counsel
                  Fax No.: (305) 913-3035

                        with a copy to:

                        PSEG Americas - Argentina
                        Cerrito 1050, Piso 4
                        1010 Capital Federal
                        Buenos Aires, Argentina
                        Attn.:  Business Manager - Argentina
                        Fax No.: 5411-4816-4403

            (b)   If to the Buyers:

                  c/o AES Andes
                  AV. Libertador 602, 13th Floor
                  C1001 ABT - Bs. - As. - Argentina
                  Attn.:  Joseph C. Brandt
                  Fax No.: 54-11-4816-6605

                        with a copy to:

                        The AES Corporation
                        1001 N. 19th Street
                        Arlington, Virginia 22209
                        Attn.: Joseph C. Brandt
                        Fax No.: (703) 528-4510

                        Latham & Watkins
                        233 S. Wacker Drive, Suite 5800
                        Chicago, IL 60606-6401
                        Attn.:  David K. Rathgeber
                        Fax No.:  (312) 993-9767

                  Estudio O'Farrell
                  Av. de Mayo 645/651
                  Buenos Aires, Argentina 1084
                  Attn.:  Uriel F. O'Farrell
                  Fax No.:  54-11-4331-1659

All notices, requests or instructions given in accordance herewith shall be deemed given (i) on the date of delivery, if hand delivered, (ii) on the date of receipt, if telecopied, (iii) three business days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and (iv) one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier.

      10.8 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

      10.9 Entire Agreement. This Agreement (which term shall be deemed to include the exhibits and schedules hereto and the other certificates, documents and instruments delivered hereunder) constitutes the entire agreement of the Parties hereto and supersedes all prior agreements, letters of intent and understandings, both written and oral, among the Parties with respect to the subject matter hereof. There are no representations or warranties, agreements, or covenants other than those expressly set forth in this Agreement.

      10.10 Governing Law; Choice of Forum. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

      10.11 Jury Trial Waiver. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

      10.12 Public Announcements. Except as otherwise agreed to by the Parties, no Party shall issue any statement or press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby, except as in the reasonable judgment of such Party may be required by
(a) the Securities Act, the Exchange Act or other Applicable Law or (b) any listing agreement with any national securities exchange or the National Association of Securities Dealers, Inc., in which case the Parties shall consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby as to the language of any such press release or public statement.

      10.13 Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the Parties hereto, whether by operation of law or otherwise, except that prior to the First Closing the Buyers may assign their rights, interests, and obligations hereunder to a wholly owned subsidiary of The AES Corporation so long as such assignment does not have and could not reasonably be expected to have an adverse impact on the Sellers or on the economics of the transactions contemplated hereby to the Sellers taken as a whole as compared to the economics of the transactions contemplated hereby to the Sellers taken as a whole prior to such assignment and after the First Closing the Buyers may assign their rights, interests, and obligations hereunder in connection with a transaction permitted under Section 10.2 of the Note Purchase Agreement.

      10.14 Interpretation. References herein to the knowledge of any Party, or matters or information known to any such Party mean the actual knowledge or conscious awareness, after reasonable investigation and due inquiry, of such Party.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.

                                        CEMAS CORPORATION

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        LA PLATA I, INC.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PSEG AMERICAS OPERATING COMPANY

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PSEG AMERICAS INC.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PSEG AMERICAS LTD.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PSEG CAYMAN AMERICAS V COMPANY

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        AES ARGENTINA INVESTMENTS, LTD.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        LA PLATA III, INC.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        AES ARGENTINA OPERATIONS LTD.

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                     ANNEX I
                             COMPANIES AND INTERESTS

  SELLER                          BUYER                 COMPANY                          INTERESTS
  ------                          -----                 -------                          ---------
                                                        [CTSN]

CEMAS                           AES Cayman        Inversora de San Nicolas,    3,726,386 shares of Class C Stock
                                                            S.A.

                                                       [EDELAP]

La Plata I                     La Plata III         La Plata Partners LP       33.33% limited partner interest

PSEG Americas Inc.             La Plata III           La Plata II, Inc.        3.4 shares of common stock, par value
                                                                               $1.00 per share;

                                                                               0.34 shares of preferred stock, par
                                                                               value $10.00 per share(1)

PSEG Americas Ltd.              AES Cayman            Wildwood I, Ltd.         50,000 shares

                                                      [EDEN/EDES]

PSEG Americas Operating         AES Cayman      PSEG Operating Argentina S.A.  2,108,545 ordinary shares(2)

CEMAS                           AES Cayman      PSEG Operating Argentina S.A.  176 ordinary shares(3)

----------
(1) Pursuant to the Trust Agreement, dated as of June 24, 1998, as amended on November 6, 1998, PSEG Americas Inc. transferred to the Wilmington Trust Company, as Trustee of a Delaware Trust (the "Trustee") certificates representing one share of preferred stock of La Plata I owned by it and
      0.34 of a share of preferred stock of La Plata II owned by it, thereby conveying legal title in such preferred stock to the Trustee. PSEG Americas Inc. retains its beneficial interest in such preferred stock, and will transfer this beneficial interest to AES.

(2) Of these shares, 210,834 shares (9.9982%) will be transferred to AES Operations at the First Closing as consideration for the repurchase by PSEG Americas Operating of 10,057,589 participating shares held by AES Operations. The beneficial ownership in the remaining 1,893,711 shares (89.9935%) will be transferred by usufruct on the First Closing Date. The legal title to the remaining shares will be transferred on the Second Closing Date.

(3) All of the beneficial ownership in these shares will be transferred by usufruct on the First Closing Date. The legal title to these shares will be transferred on the Second Closing Date.

  SELLER                          BUYER                 COMPANY                          INTERESTS
  ------                          -----                 -------                          ---------

                                                       [PARANA]

PSEG Cayman V                   AES Cayman              Shazia S.R.L.          166 Quotas;  an undivided  33.33% in one
                                                                               Quota(4)

PSEG Cayman V                   AES Cayman      AES Parana Operations S.R.L.   166   Quotas;    an   undivided   33.33%
                                                                               interest in one Quota(4)

PSEG Cayman V                   AES Cayman            AES Parana S.C.A.        3,960 shares

PSEG Cayman V                   AES Cayman           AES Parana Gas S.A.       39,996 shares

PSEG Cayman V                   AES Cayman       AES Parana Propiedades S.A.   39,996 shares

----------

(4) The other undivided 66.67% interest in the one Quota is owned by AES Parana I Ltd

                                    ANNEX II

                                   DEFINITIONS

      The following terms shall have the following meanings in this Agreement:

            "Additional Interests" means the (i) 1,893,711 ordinary shares (89.9935%) of PSEG Operating Argentina S.A., an Argentine sociedad anonima, owned by PSEG Americas Operating, (ii) the 176 ordinary shares in PSEG Operating Argentina S.A., an Argentine sociedad anonima, owned by CEMAS.

            "AES Argentina" has the meaning set forth in the first paragraph of this Agreement.

            "AES Cayman Notes" means the promissory notes of AES Cayman in the aggregate principal amount of $338,800,000 issued under the Note Purchase Agreement.

            "AES Common Stock" means the common stock, par value $0.01 per share, of The AES Corporation.

            "AES Shares" means the number of shares of AES Common Stock equal to
(a) the AES Shares Amount divided by (b) the Closing Price.

            "AES Shares Amount" means the sum of (a) $37,200,000 and (b) an amount equal to any contributions that the Sellers or any of their Affiliates have made, or will make, to the capital of any of the Companies during the period commencing on January 1, 2001 and ending on the First Closing Date (all contributions made by the Sellers as of the date hereof are listed on Schedule 2.2(a)).

            "AES Weighted Average Sales Price" means the weighted average sales price of the AES Common Stock on the New York Stock Exchange during the period commencing on and including the First Closing Date and ending on and including the third Trading Day after the First Closing Date.

            "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used in this definition, "control" (and correlative terms) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" has the meaning set forth in the first paragraph.

            "Amended and Restated EDEN/EDES Shareholders Agreement" has the meaning set forth in Section 2.4(a)(viii).

            "Annexes" means the Annexes attached to this Agreement.

            "Applicable Laws" means all laws, statutes, rules, regulations, ordinances, judgments, settlements, orders, decrees, injunctions, privatization bidding rules (pliegos), concessions and writs of any Governmental Authority having jurisdiction over any of the Parties or the Companies or any of their operations or assets.

            "Argentina Antitrust Approval" shall mean the resolution secured from the Argentina Antitrust Commission or any equivalent Governmental Authority as may be required: (i) responding to a consultative opinion filed by the Buyers and Sellers stating that no filing or approval from such Governmental Authorities is required; (ii) if filing is ordered, such filing is approved without any conditions that require the Buyers, the Sellers, the Companies, or their respective Affiliates to dispose of a material portion of their assets or otherwise materially adversely affect the Buyers, the Sellers, the Companies, or their respective Affiliates or (iii) if the filing is ordered, the statutory term set forth by Law 25,156, as amended, expires without the issuance of any resolution.

            "Business  Day" means any day other than (i) a Saturday or Sunday or
(ii) a day on which commercial banks in New York, New York or Buenos Aires, Argentina are authorized or required to be closed.

            "Buyers" has the meaning set forth in the first paragraph of this Agreement.

            "Buyer Indemnified Costs" means any and all Losses that any of the Buyer Indemnified Parties incurs and that arise out of or relate to any breach or default by the Sellers or any of their Affiliates under any of the Shareholder Agreements; provided, however, that any Losses that arise out of or relate to the matters described above shall only be Buyer Indemnified Costs if they arise from third-party actions.

            "Buyer Indemnified Parties" means the Buyers and each of their Affiliates, including the Company, and each officer, director, employee, agent, or consultant of such Persons.

            "Camille, Ltd." means Camille, Ltd., a Cayman Islands exempted company.

            "Camille, Ltd. Shares" has the meaning set forth in Section 3.1(g).

            "CEMAS" has the meaning set forth in the first paragraph of this Agreement.

            "Closing Price" means the closing sales price per share of the AES Common Stock for the Trading Day immediately prior to the First Closing Date as reported on the New York Stock Exchange.

            "Code" means the United States Internal Revenue Code of 1986, as amended. All references to the Code, U.S. Treasury regulations or other governmental pronouncements shall be deemed to include references to any applicable successor regulations or amending pronouncement.

            "Companies" means Inversora de San Nicolas, S.A., an Argentine sociedad anonima, La Plata Partners L.P., a Delaware limited partnership, La Plata II, Inc., a Delaware corporation, Wildwood I, Ltd., a Cayman Islands exempted company, PSEG Operating Argentina S.A., an Argentine sociedad anonima, Shazia S.R.L., an Argentine sociedad de responsabilidad limitada, AES Parana S.C.A., an Argentine sociedad en comandita por acciones, AES Parana Operations S.R.L., an Argentine sociedad de responsabilidad limitada, AES Parana Gas S.A., an Argentine sociedad anonima, and AES Parana Propiedades S.A., an Argentine sociedad anonima, and "Company" means any one of the Companies.

            "Consents" means all governmental consents and approvals, and all consents and approvals of third parties, in each case that are necessary in order to transfer the Interests to the Buyers and otherwise to consummate the transactions contemplated by this Agreement.

            "Contracts" means all agreements, contracts, or other binding commitments or arrangements (including any amendments and other modifications thereto), to which any of the Companies is a party or by which any of their assets are bound.

            "Dollar," "Dollars" and "US$" each mean freely transferable lawful money of the United States, or any successor currency.

            "EDEN" means Empresa Distribuidora de Energia Norte S.A., an Argentine sociedad anonima.

            "EDES" means Empresa Distribuidora de Energia Sur S.A., an Argentine sociedad anonima.

            "EDEN/EDES Shares" has the meaning set forth in Section 3.1(h).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Exhibits" means the Exhibits attached to this Agreement.

            "First  Closing"  means  the   consummation   of  the   transactions
contemplated by this Agreement on the First Closing Date in accordance with the provisions of Article 2.

            "First Closing Date" means the date of the First Closing specified in Section 2.3.

            "Governmental Authority" means any governmental department, commission, board, bureau, agency, court or other instrumentality of any country or any province, state, county, parish or municipality, jurisdiction, or other political subdivision thereof.

            "Indemnified   Costs"  means  Buyer   Indemnified  Costs  or  Seller
Indemnified Costs, as applicable.

            "Indemnified Party" has the meaning set forth in Section 9.3.

            "Indemnifying Party" has the meaning set forth in Section 9.3.

            "Interests" has the meaning set forth in the Recitals to this Agreement. Except where specifically stated otherwise in this Agreement, the Interests shall include the Additional Interests.

            "Liens" means all liens, pledges, claims, security interests, restrictions, mortgages, deeds of trust, tenancies, and other possessory interests, conditional sale or other title retention agreements, restrictions, rights of first refusal, defects in title, and other burdens, options or encumbrances of any kind.

            "Losses" means any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses).

            "Ministry" has the meaning set forth in Section 5.7.

            "Note Purchase Agreement" means the Note Purchase Agreement in the form attached hereto as Exhibit A to be entered into on the First Closing Date between AES Cayman and the Sellers.

            "Operating Support Agreements" means the Operating Support Agreement, dated May 27, 1999, by and between AES Ocean Springs, Ltd. and PSEG Americas Operating; the Operating Support Agreement, dated May 27, 1999, by and between AES Argentina and PSEG Americas Operating and the Operating Support
Agreement, dated May 27, 1999, by and between PSEG Americas and PSEG Americas Operating.

            "Party" and "Parties" have the meanings set forth in the first paragraph of this Agreement.

            "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, or other entity.

            "Pledge Agreements" has the meaning set forth in the Note Purchase Agreement.

            "Pledgors" means AES Cayman and any other Affiliate of The AES Corporation that holds an interest in the Person that is the subject of the Pledge Agreement executed by AES Cayman and owns directly or indirectly the Interests.

                  "Political Risk Event" means any Governmental Authority shall have condemned, nationalized, seized, attached, compulsorily acquired or otherwise expropriated all of or any substantial part of the Interests or the property of a Company, or shall have assumed custody or control, of such property or of the business or operations of such Company, or shall have taken any action for the dissolution or disestablishment of the Company or any other action that would prevent the Company or its respective officers from carrying on its business or operations or a substantial part thereof.

            "PSEG Americas Inc." has the meaning set forth in the first paragraph of this Agreement.

            "PSEG Americas Ltd." has the meaning set forth in the first paragraph of this Agreement.

            "PSEG Americas Operating" has the meaning set forth in the first paragraph of this Agreement.

            "PSEG Americas Operating Shares" has the meaning set forth in the recitals to this Agreement.

            "PSEG Cayman V" has the meaning set forth in the first paragraph of this Agreement.

            "PSEG Operating Argentina" means PSEG Operating Argentina S.A., an Argentine sociedad anonima.

            "PSEG  Operating  Argentina  Shares"  has the  meaning  set forth in
Section 2.4(e).

            "Purchase Price" means the consideration payable by the Buyers to the Sellers as provided in Section 2.2.

            "Quota Companies" means Shazia S.R.L., a sociedad de responsabilidad limitada, and AES Parana Operations S.R.L., a sociedad de responsabilidad limitada.

            "Schedules" means the Schedules attached to this Agreement.

            "Second   Closing"  means  the   consummation  of  the  transactions
contemplated by this Agreement on the Second Closing Date in accordance with the provisions of Article 2.

            "Second Closing Date" means the date of the Second Closing specified in Section 2.5.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Sellers" has the meaning set forth in the first paragraph of this Agreement.

            "Seller Agreements" has the meaning set forth in Section 5.2.

            "Seller Indemnified Costs" means any and all Losses incurred by any of the Seller Indemnified Parties that arise out of or relate to (a) the matters set forth on Schedule 9.2 or (b) any breach or default by The AES Corporation or any of its Affiliates under any of the Shareholder Agreements; provided, however, that any Losses that arise out of or relate to the matters described above shall only be Seller Indemnified Costs if they arise from third-party actions.

            "Seller Indemnified Parties" means the Sellers and each of their Affiliates and each officer, director, employee, agent or consultant of such Persons.

            "Shareholder Agreements" means

            (i) the CTSN Shareholders Agreement dated March 31, 1993, as amended May 20, 1993, by and among AES San Nicolas, Inc., Ormas S.A.I.C.I.C., CEMAS and Inversora de San Nicolas, S.A.;

            (ii) the Operating Company Shareholders Agreement dated May 27, 1997, as amended on June 18, 1999 and on June 16, 2000, by and among PSEG Americas Operating Company, CEMAS, PSEG Operating Argentina, AES Ocean Springs Ltd., AES Argentina Operations, Ltd. and AESEBA S.A.;

            (iii) the PSEG Cayman Shareholders Agreement dated May 27, 1997, as amended on June 18, 1999 and June 16, 2000, by and among PSEG Americas Ltd., AES Argentina Operations, Ltd., PSEG Americas Inc. and PSEG Americas Operating Company;

            (iv) the Shareholders Agreement dated November 6, 1998 by and among The AES Corporation, PSEG Americas Inc., PSEG Global Inc. and PSEG Americas Ltd.;

            (v) the Quotaholders Agreement of AES Parana Operations S.R.L. dated as of June 25, 1999 by and among PSEG Cayman V and AES Parana I Ltd. Partnership;

            (vi) the Quotaholders Agreement of Shazia S.R.L. dated as of June 25, 1999 by and among PSEG Cayman V and AES Parana I Ltd. Partnership;

            (vii) the Shareholders Agreement of AES Parana Gas S.A. dated as of June 25, 1999 by and among PSEG Cayman V and AES Parana I Ltd. Partnership;

            (viii) the Shareholders Agreement of AES Parana Propiedades S.A. dated as of June 25, 1999 by and among PSEG Cayman V and AES Parana I Ltd. Partnership;

            (ix) the Partners Agreement of AES Parana S.C.A. dated as of June 25, 1999 by and among PSEG Cayman V, AES Parana I Ltd. Partnership interest and Shazia S.R.L; and

            (x) the Shareholders Agreement dated as of November 6, 1998 by and between Wildwood I, Ltd. and Wildwood II, Ltd.

            "Stock USUFRUCT Agreement" has the meaning set forth in Section 2.4(b)(x).

            "Tax" or "Taxes" means any taxes, assessments, fees and other governmental charges imposed by any Governmental Authority, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

            "Technical Assistance Agreements" means the Technical Assistance, Know How and Operation Agreement between PSEG Americas Operating and EDEN and the Technical Assistance, Know How and Operation Agreement between PSEG Americas Operating and EDES.

            "The  AES  Corporation"  means  The  AES  Corporation,   a  Delaware
corporation.

            "third-party action" has the meaning set forth in Section 9.3.

            "Trading Day" means a day on which the principal national securities exchange or Nasdaq National Market, or any successor thereto, on which the AES Common Stock is listed or admitted to trading is open for the transaction of business.

            "Transaction Documents" has the meaning set forth in Section 3.1(b).

            "Wildwood I" has the meaning set forth in Section 3.1(g).

                                    EXHIBIT A

                         FORM OF NOTE PURCHASE AGREEMENT

                                   EXHIBIT B-1

                       FORM OF OPINION OF LATHAM & WATKINS


                                      B-1-1

                                   EXHIBIT B-2

                             FORM OF OPINION OF THE
                     GENERAL COUNSEL OF THE AES CORPORATION


                                      B-2-1

                                   EXHIBIT B-3

                      FORM OF OPINION OF MAPLES AND CALDER


                                      B-3-1

                                   EXHIBIT B-4

                      FORM OF OPINION OF ESTUDIO O'FARRELL


                                      B-4-1

                                    EXHIBIT C

                        FORM OF AES FIRST CLOSING WAIVER

                                    EXHIBIT D

               FORM OF AMENDED AND RESTATED EDEN/EDES SHAREHOLDERS
                                   AGREEMENT

                                    EXHIBIT E

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    EXHIBIT F

                        FORM OF STOCK USUFRUCT AGREEMENT

                                    EXHIBIT G

                    FORM OF RESIGNATION LETTER AND WAIVER OF
                     DIRECTORS AND OFFICERS OF THE COMPANIES

                                   EXHIBIT H-1

                    FORM OF OPINION OF VINSON & ELKINS L.L.P.


                                      H-1-1

                                   EXHIBIT H-2

                    FORM OF OPINION OF CONYERS DILL & PEARMAN


                                      H-2-1

                                   EXHIBIT H-3

                      FORM OF OPINION OF MAPLES AND CALDER


                                      H-3-1

                                   EXHIBIT H-4

                     FORM OF OPINION OF BERETTA KAHALE GODOY


                                     H-4-1

                                   EXHIBIT H-5

                       FORM OF OPINION OF DAVID R. GARCIA


                                      H-5-1

                                    EXHIBIT I

                        FORM OF PSEG FIRST CLOSING WAIVER

                                    EXHIBIT J

                       FORM OF PSEG SECOND CLOSING WAIVER

                                    EXHIBIT K

                        FORM OF AES SECOND CLOSING WAIVER

                                    EXHIBIT L

                          FORM OF AES SHARES AGREEMENT


                                       L-1